UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SELECT BANCORP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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SELECT BANCORP, INC.

700 West Cumberland Street

Dunn, North Carolina 28334

(910) 892-7080

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

and

Notice of Internet Availability of Proxy Materials

To Be Held

May 19, 2015

NOTICE is hereby given that the Annual Meeting of Shareholders of Select Bancorp, Inc. (the “Corporation”) will be held as follows:

Place:	Brass Lantern Steak House
515 Spring Branch Road
Dunn, North Carolina

Date:	May 19, 2015

Time:	10:00 a.m.

The purposes of the meeting are:

1.	To elect six members of the Board of Directors for terms of three years, one member of the Board of Directors for a term of two years and two members of the Board of Directors for terms of one year;

2.	To ratify the appointment of Dixon Hughes Goodman LLP as the Corporation’s independent registered public accounting firm for 2015; and

3.	To transact any other business that may properly come before the meeting.

You are cordially invited to attend the annual meeting in person. However, even if you plan to attend, you are requested to complete, sign and date the enclosed appointment of proxy and return it promptly in the envelope provided for that purpose or to vote via the internet in order to ensure that a quorum is present at the meeting. The giving of an appointment of proxy will not affect your right to revoke it or to attend the meeting and vote in person.

We have elected to furnish our proxy solicitation materials via U.S. mail and also to notify you of the availability of our proxy materials on the internet. The notice of meeting, proxy statement, proxy card and annual report are available at: www.investorvote.com/SLCT.

By Order of the Board of Directors

William L. Hedgepeth II
President and Chief Executive Officer

April 15, 2015

SELECT BANCORP, INC.

700 West Cumberland Street

Dunn, North Carolina 28334

(910) 892-7080

PROXY STATEMENT

Mailing Date: On or about April 15, 2015

ANNUAL MEETING OF SHAREHOLDERS

To Be Held

May 19, 2015

General

This Proxy Statement is furnished in connection with the solicitation of the enclosed appointment of proxy by the Board of Directors of Select Bancorp, Inc. (the “Corporation”) for the Annual Meeting of Shareholders of the Corporation (the “Annual Meeting”) to be held at the Brass Lantern Steak House, 515 Spring Branch Road, Dunn, North Carolina, at 10:00 a.m. on May 19, 2015, and any adjournments thereof.

Solicitation and Voting of Appointments of Proxy; Revocation

Persons named in the appointment of proxy as proxies to represent shareholders at the Annual Meeting are J. Gary Ciccone, Gerald W. Hayes and Carlie C. McLamb, Jr. Shares represented by each appointment of proxy which is properly executed and returned, and not revoked, will be voted in accordance with the directions contained in the appointment of proxy. If no directions are given, each such appointment of proxy will be voted FOR the election of each of the nine nominees for director named in Proposal 1 below and FOR Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies will have the discretion to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters. An appointment of proxy may be revoked by the shareholder giving it at any time before it is exercised by filing with Brenda B. Bonner, Vice President and Secretary of the Corporation, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Expenses of Solicitation

The Corporation will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses. In addition to the use of the mails and the internet, appointments of proxy may be solicited in person or by telephone by officers, directors and employees of the Corporation and its subsidiary bank without additional compensation. The Corporation will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Corporation’s common stock.

Record Date

The close of business on March 27, 2015 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be eligible to vote on the proposals described herein.

Voting Securities

The voting securities of the Corporation are the shares of its common stock, par value $1.00 per share, of which 25,000,000 shares are authorized and 11,458,561 shares were outstanding on the Record Date. There were approximately 1,519 record shareholders of the Corporation’s common stock as of the Record Date. Each shareholder of the Corporation’s common stock is entitled to one vote for each share held of record on the Record Date for each director to be elected and for each other matter submitted for voting.

The Corporation’s Articles of Incorporation also authorize the issuance of up to 5,000,000 shares of preferred stock, no par value, having such rights, privileges and preferences as the Board of Directors shall designate from time to time. As of the Record Date, the Corporation had 7,645 shares of Senior Non-Cumulative Perpetual Preferred Stock, Series A outstanding. Shareholders of the Corporation’s outstanding preferred stock are not entitled to vote at the Annual Meeting.

Voting Procedures; Quorum; Votes Required for Approval

Shareholders will not be entitled to vote cumulatively in the election of directors at the Annual Meeting.

A majority of the shares of common stock of the Corporation issued and outstanding on the Record Date must be present in person or by proxy to constitute a quorum for the conduct of business at the Annual Meeting. Assuming a quorum is present; in the case of Proposal 1 below, the nine nominees receiving the greatest number of votes shall be elected. In the case of Proposal 2 below, for such proposal to be approved, the number of votes cast for approval must exceed the number of votes cast against the proposal.

Authorization to Vote on Other Matters

By signing an appointment of proxy, shareholders will be authorizing the proxyholders to vote in their discretion regarding certain procedural motions that may come before the Annual Meeting.

Beneficial Ownership of Voting Securities

As of March 27, 2015, no shareholder known to management beneficially owned more than 5% of the Corporation’s common stock, except as disclosed in the following table.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Jeffrey S. Stallings (1) 1645 East Arlington Boulevard, Suite E Greenville, NC 27858	987,736	8.62%

_______________

(1)	Based on Schedule 13 G filed with the Securities and Exchange Commission on August 4, 2014, and the information contained therein. Includes 750,186 shares held by The Bill and Faye Stallings Family Trust II, 184,434 shares held by The Marion Faye Stallings Living Trust dated November 29, 2007; 20,956 shares held by The Virginia B. Stallings Irrevocable Trust dated April 3, 2000; 20,956 shares held by The Elizabeth L. Stallings Irrevocable Trust dated April 3, 2000; and 11,204 shares held by The Molly B. Stallings Irrevocable Trust. Mr. Stallings disclaims beneficial ownership of such shares.

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As of March 27, 2015, the beneficial ownership of the Corporation’s common stock, by directors and named executive officers individually, and by directors and named executive officers as a group, was as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1) (2)	Percent of Class (3)
Gary J. Brock Greenville, NC	6,364	0.06
J. Gary Ciccone (4) Fayetteville, NC	132,714	1.16
James H. Glen, Jr. Charlotte, NC	88,507	0.77
Mark A. Jeffries Elizabeth City, NC	-0-	0.00
Oscar N. Harris (5) Dunn, NC	393,716	3.44
Alicia Speight Hawk Greenville, NC	134,382	1.17
Gerald W. Hayes Dunn, NC	131,650	1.15
William L. Hedgepeth II Fayetteville, NC	81,940	0.71
Ronald V. Jackson Clinton, NC	44,122	0.39
Lynn H. Johnson Fuquay-Varina, NC	5,450	0.05
John W. McCauley Fayetteville, NC	59,642	0.52
Carlie C. McLamb, Jr. (6) Dunn, NC	86,301	0.75
Gene W. Minton Littleton, NC	142,340	1.24
V. Parker Overton Grimesland, NC	188,391	1.64
Anthony E. Rand (7) Fayetteville, NC	79,117	0.69
Sharon L. Raynor (8) Dunn, NC	270,956	2.36
K. Clark Stallings (9) Greenville, NC	53,880	0.47
W. Lyndo Tippett Fayetteville, NC	39,394	0.34
D. Richard Tobin, Jr. Smithfield, NC	4,000	0.03
All Directors and Named Executive Officers as a group (19 persons)	1,942,266	16.61

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________________________

(1)	Except as otherwise noted, to the best knowledge of the Corporation’s management, the above individuals and group exercise sole voting and investment power with respect to all shares shown as beneficially owned other than the following shares as to which such powers are shared: Mr. Harris – 89,299 shares; Mr. Hedgepeth – 930 shares; Mr. Jackson – 35,857 shares; Ms. Raynor – 72,958 shares; and Mr. Tippett – 18,185 shares.
(2)	Included in the beneficial ownership tabulations are the following exercisable options to purchase shares of common stock of the Corporation: Mr. Glen – 45,499 shares; Mr. Hedgepeth – 45,250 shares; Ms. Johnson – 5,450 shares; Mr. Overton – 20,735 shares; Mr. Stallings – 18,347 shares; Ms. Hawk – 75,833 shares; and Mr. Tobin – 3,350 shares and for all directors and named executive officers as a group – 158,098 shares.
(3)	The calculation of the percentage of class beneficially owned by each individual and the group is based on the sum of (i) a total of 11,458,561 shares of common stock outstanding as of March 27, 2015, and (ii) options to purchase shares of common stock which are exercisable within 60 days of March 27, 2015.
(4)	Includes 720 shares owned by Mr. Ciccone’s spouse and 4,301 shares held in the IRA of Mr. Ciccone’s spouse.
(5)	Includes 2,395 shares owned by Mr. Harris’ spouse.
(6)	Includes 28,539 shares owned by Mr. McLamb’s spouse.
(7)	Includes 9,898 shares owned by Mr. Rand’s spouse.
(8)	Includes 180,062 shares owned by Ms. Raynor’s husband and 2,395 shares held as custodian for minor children.
(9)	Includes 3,081 shares owned by Mr. Stallings’ spouse and 24,648 shares held as custodian for minor children.

Section 16(a) Beneficial Ownership Reporting Compliance

Directors and executive officers of the Corporation are required by federal law to file reports with the Securities and Exchange Commission (the “SEC”) regarding the amount of, and changes in, their beneficial ownership of the Corporation’s common stock. Based upon a review of copies of reports received by the Corporation, all required reports of directors and executive officers of the Corporation during 2014 were filed on a timely basis.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board has set the number of directors of the Corporation at fifteen (15) and recommends that shareholders vote for the nominees listed below, for the terms indicated.

Name, Age and Terms	Position(s) Held	Director Since (1)	Principal Occupation and Business Experience During the Past Five Years
Three-year terms
James H. Glen, Jr. (73)	Director	2004	Partner, Glen and Hewett, LLC (community bank consulting firm), Charlotte, NC

Oscar N. Harris (75)	Director	2000	Senior Partner-President, Oscar N. Harris & Assoc. P.A., (CPAs); former North Carolina State Senator; Mayor – City of Dunn
Alicia Speight Hawk (48)	Director	2004	Co-Director of Development, The Oakwood School, (college prepatory school), Greenville, NC
John W. McCauley (47)	Director	2004	Chief Executive Officer, Highland Paving Co, LLC; General Manager, McCauley-McDonald Investments, Inc.; General Manager, AOM Investments, LLC

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Name, Age and Terms	Position(s) Held	Director Since (1)	Principal Occupation and Business Experience During the Past Five Years

Sharon L. Raynor (57)	Director	2005	President, LIFE, Inc. (provider of long-term care for developmentally disabled patients), Goldsboro, NC
W. Lyndo Tippett (75)	Director	2004	Former Secretary, State of North Carolina Department of Transportation; Partner, Tippett Bryan & Merritt (CPAs)
Two-year term
Gene W. Minton (63)	Director	2004	Chief Executive Officer and Pharmacist, DDP Pharmacy, Inc., Roanoke Rapids, NC
One-year terms
V. Parker Overton (70)	Director	2004	Former owner, Overton’s Sports Center
K. Clark Stallings (47)	Director	2004	Member/Manager, Stallings Group, Ltd., Greenville, NC

________________________

(1)	The year first elected indicates the year in which each individual was first elected a director of the Corporation or its subsidiary bank, as applicable, and does not reflect any break(s) in tenure. For Mrs. Hawk and Messrs. Glen, Minton, Overton, and Stallings, the year first elected indicates the year in which such individual was first elected as a director of Select Bank & Trust Company, which merged into New Century Bank in July 2014.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

Incumbent Directors

The Corporation’s Board of Directors includes the following directors whose terms will continue after the Annual Meeting. Certain information regarding those directors is set forth in the following table.

Name and Age	Position(s) Held	Term Expires	Principal Occupation and Business Experience During the Past Five Years
Gerald W. Hayes (71)	Director	2017	Attorney and President, Hayes, Williams, Turner & Daughtry, P.A.
William L. Hedgepeth II (53)	Director, President, and CEO	2017	President and Chief Executive Officer, Select Bancorp, Inc. and Select Bank & Trust
Ronald V. Jackson (72)	Director	2016	President, Clinton Truck and Tractor Company; Former President, Southeastern Equipment Dealers Association
Carlie C. McLamb, Jr. (50)	Director	2017	President, Carlie C’s IGA (grocery stores)

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Name and Age	Position(s) Held	Term Expires	Principal Occupation and Business Experience During the Past Five Years

Anthony E. Rand (75)	Director	2017	President, Rand & Gregory, PA; Associate Vice President, Fayetteville Technical Community College, Fayetteville, NC; former Majority Leader, North Carolina State Senate
J. Gary Ciccone (68)	Chairman of the Board	2016	Real estate developer; Owner, Nimocks, Ciccone & Townsend, Inc. (commercial real estate brokerage)

Qualifications of Directors

A description of the specific experience, qualifications, attributes, or skills that led to the conclusion that each of the nominees and incumbent directors listed above should serve as a director of the Corporation is presented below.

J. Gary Ciccone Mr. Ciccone served as chairman of the board of directors of New Century Bank and New Century Bancorp since April 2008 and was a founding director of New Century Bank South, serving as chairman of the Board of that institution from inception until its merger with New Century Bank. Following the 2014 merger of New Century Bank and New Century Bancorp with Select Bank & Trust and Select Bancorp, he remains chairman of Select Bank & Trust and Select Bancorp. Mr. Ciccone has completed the North Carolina Bank Directors’ College and Advanced Bank Directors’ College programs. As co-owner and president of Nimocks, Ciccone & Townsend in Fayetteville, he has extensive experience in real estate development and commercial real estate brokerage. In addition, he holds a Bachelor of Science in Business Administration from the University of North Carolina at Chapel Hill and a law degree from the University of North Carolina School of Law, Chapel Hill, NC. Mr. Ciccone has prior experience as a bank director, serving on the board of directors and as secretary of New East Bank of Fayetteville. Mr. Ciccone served on the North Carolina Board of Transportation from November 2009 to October 2011.

James H. Glen, Jr. Mr. Glen was a founding director of Select Bank & Trust and Select Bancorp in Greenville, NC. As a director, he was active as chairman of both the Audit and asset/liability management (“ALCO”) committees. He began his career as a corporate lender in the commercial and industrial loan department of the Prudential Insurance Company of America in Atlanta making loans to small businesses throughout the Southeast. In 1979, he joined the Robinson Humphrey Company as an investment banker in Atlanta and developed a community bank practice in providing capital, merger and acquisition advice. In 1982, he moved to Charlotte and joined the investment banking department of Interstate Securities, which became Wachovia Securities. In 2004, he retired from Wachovia and formed Corporate Value Securities, LLC as a value consultant, which continues as a private investment firm. He is currently a member of Glen & Hewett, LLC, which acts as a consultant to community banks. Mr. Glen is retired from the U.S. Army. He holds a bachelor’s degree from North Georgia College and an MBA from Georgia State College. He holds the designation as an Accredited Senior Appraiser (business valuation) of the American Society of Appraisers.

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Oscar N. Harris. Mr. Harris was a founding director of New Century Bank and New Century Bancorp and has served as a member of the board of directors since inception. He has completed the North Carolina Bank Directors’ College and the Advanced Bank Directors’ College programs. Mr. Harris is a Certified Public Accountant and is senior partner and president of Oscar N. Harris & Associates, P.A., Dunn, NC. His background provides valuable financial and accounting expertise to the bank’s board of directors and the Audit/Risk Committee, which Mr. Harris chairs. In addition to his accounting background, Mr. Harris is also involved in numerous real estate development and management businesses. In addition, he is involved in government service contracting (federal and state). He served as a North Carolina State Senator from 1999 to 2002 and currently serves as Mayor of the City of Dunn. He attended Edwards Military Academy, Salemburg, NC and he holds a Bachelor of Science degree in Business Administration from Campbell University, Buies Creek, NC and is an honors graduate. Mr. Harris has extensive prior bank director experience, formerly serving on the board of directors of First Federal Savings Bank from 1987 to 1988 and as a director of Standard Bank & Trust from 1988 to 1996. Mr. Harris was awarded the Man of the Year in Dunn, NC in 1986 and again in 2006 and received the Boy Scouts of America Distinguished Service Award in 1997. Mr. Harris is currently a member of the board of trustees of Campbell University where he serves on the executive committee, audit committee and investment committee. He also serves as the Chairman of Campbell University Medical School Founders Board.

Alicia S. Hawk. Mrs. Hawk was a founding director of Select Bank & Trust Company and Select Bancorp in Greenville, NC where she served as vice chair from 2004 to 2014.  She has completed the North Carolina Bank Directors’ College.  Mrs. Hawk has served as the co-director of development for The Oakwood School in Greenville, NC since 2012.  From 2006 to 2012, Mrs. Hawk was a member of the board of trustees at The Oakwood School and served as president from 2009-2012.  Mrs. Hawk has extensive experience in real estate development and commercial real estate brokerage where she served as a real estate asset manager of Speight Properties in Greenville, NC from 2004-2012.  She currently holds a NC Real Estate Brokerage License.  Mrs. Hawk has over ten years of consulting engineering experience with CDM Smith in Raleigh, NC and Atlanta, GA.  Mrs. Hawk is a NC Registered Professional Engineer.  She holds a Bachelor of Science degree in Civil Engineering and a Masters of Civil Engineering from North Carolina State University in Raleigh, NC.

Gerald W. Hayes. Mr. Hayes was a founding director of New Century Bank and New Century Bancorp and has served as a member of the board of directors since inception. Mr. Hayes is chairman of the Compensation Committee. He has completed the North Carolina Bank Directors’ College. Mr. Hayes is the president of Hayes, Williams, Turner & Daughtry, P.A. and has practiced law in Harnett County for over 40 years, providing the board with excellent perspective on legal issues and the Harnett County market area in general. He holds a Bachelor of Arts degree from the University of North Carolina at Chapel Hill and a law degree from Wake Forest University Law School, Winston-Salem, NC.

William L. Hedgepeth II. Mr. Hedgepeth is the president and chief executive officer of Select Bank & Trust and Select Bancorp. He previously served as executive vice president and chief operating officer of New Century Bank and New Century Bancorp and as president and chief executive officer of New Century Bank South. Mr. Hedgepeth has more than 31 years of experience in banking, previously serving as senior vice president and Fayetteville area executive for another well-established North Carolina community bank. He has completed the North Carolina Bank Directors’ College and Advanced Bank Directors’ College programs. He has also completed the North Carolina Bankers Association’s Advanced Management Program. He holds a Bachelor of Arts degree from the University of North Carolina at Chapel Hill. He served on the board of directors of the North Carolina Bankers Association from 2008 to 2010.

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Ronald V. Jackson. Mr. Jackson served on the New Century Bank board of directors in 2002, and on the Dunn and Clinton Advisory Boards. He has served on the New Century Bank and New Century Bancorp boards since 2012. Mr. Jackson currently serves as chairman of the Nominating Committee. Mr. Jackson owns and operates Clinton Truck and Tractor Company, a 60-year old local firm where he began working in 1972. He has completed the North Carolina Bank Directors’ College. Prior to joining Clinton Truck and Tractor, he worked for International Harvester. A graduate of North Carolina State University in Raleigh, NC, he received his degree in agricultural engineering.

John W. McCauley. Mr. McCauley was a founding member of New Century Bank South and has served as a member of New Century Bank and New Century Bancorp board of directors since 2004. He serves as chairman of the bank’s Loan Committee. Mr. McCauley is chief executive officer of Highland Paving Co., LLC and general manager of McCauley-McDonald Investments, Fayetteville, NC. He has completed the North Carolina Bank Directors’ College and holds a Bachelor of Science in Economics from Davidson College, Davidson, NC and a law degree from the University of North Carolina School of Law, Chapel Hill, NC.

Carlie C. McLamb, Jr. Mr. McLamb has served on the New Century Bank and New Century Bancorp boards since 2010. Mr. McLamb is president of Carlie C’s IGA, a retail supermarket chain with numerous stores. Mr. McLamb was a founding director of Computer World Inc., and has served as a director and former chairman of the board of that company. Mr. McLamb has completed the Advanced Directors’ College program. Mr. McLamb is also a current director of the Carolina Food Industry Council and a former Elder and Deacon of Beulah Baptist Church.

Gene W. Minton. Mr. Minton was a founding member of Select Bank & Trust and Select Bancorp in Greenville, NC. Mr. Minton is the CEO of Drugco Pharmacies, a company he established in 1987, featuring six locations. A 1975 graduate of the UNC School of Pharmacy in Chapel Hill, NC, Mr. Minton is president of the Board of NC Mutual Drugs and member and past president of the NC Board of Pharmacy. He is chairman of the Halifax County Convention and Visitor’s Bureau. Mr. Minton received the Order of the Long Leaf Pine from Governor Beverly Perdue in October of 2010 and is a past member of the UNC Board of Visitors. He is the former mayor of Roanoke Rapids and former chairman of the Halifax County Commissioners. Mr. Minton currently serves as the president of the Halifax County Business Horizons and is a member of the North Carolina Association of Pharmacists.

V. Parker Overton. Mr. Overton was a founding member of Select Bank & Trust and Select Bancorp in Greenville, NC where he served as chairman of the board from 2005 to July 2014. He currently serves as chairman of the Building Committee. Mr. Overton is the founder of Overton’s, the world’s largest catalog of watersports and boating supplies. He was president of the NC State Veterinary Medical Foundation for three years and also served as chairman of the investment committee for 7 years. He currently serves as chairman of the board at Vidant Medical Foundation. He also served three years as chairman of the finance committee at the former University Health Foundation. He is also on the investment committee of the Randall Terry Foundation for NC State University. He was a founding director and served on the board of Metrics Pharmaceuticals from 1999 until 2012. He is in the commercial real estate business and he also is a pilot typed in three different jets.

Anthony E. Rand. Mr. Rand was a founding director of New Century Bank South and has served as a member of New Century Bank and New Century Bancorp board of directors since 2004. Mr. Rand served in the North Carolina Senate for 22 years and was the Senate Majority Leader in 1987-1988 and from 2001-2009. He served as chairman and a member of the North Carolina Post-Release Supervision and Parole Commission and is associate vice president of Fayetteville Technical Community College. He has completed the North Carolina Advanced Bank Directors’ College. Mr. Rand holds a Bachelor of Arts in Political Science from the University of North Carolina at Chapel Hill and a law degree from the University of North Carolina School of Law, Chapel Hill, NC. Mr. Rand is president of the law firm of Rand & Gregory, P.A., Fayetteville, NC and has served on numerous boards and commissions including the board of directors of the General Alumni Association of the University of North Carolina, an organization for which he currently serves as Treasurer. Mr. Rand has prior experience as a bank director, formerly serving on the board of State Bank, Fayetteville, NC and on the local advisory board for First Citizens Bank.

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Sharon L. Raynor. Mrs. Raynor has served as a director of New Century Bank and New Century Bancorp since 2005. She currently chairs the bank’s ALCO Committee. She has completed the North Carolina Bank Directors’ College. She is president and an owner of LIFE, Inc., a provider of long term care for the developmentally disabled at area mental health agencies throughout eastern North Carolina. Mrs. Raynor is very involved in the bank’s local community, serving as a member of the Lucknow Garden Club, and formerly on the Dunn Schools’ advisory board. She worked in the public schools for seven years as a special education teacher. She is a member of the American Association on Intellectual and Developmental Disabilities. She served on the Governor’s Council on Exceptional Children having been appointed by former Governor James B. Hunt. Mrs. Raynor holds a Bachelor of Science in Special Education from East Carolina University, Greenville, NC.

K. Clark Stallings. Mr. Stallings served as a director of Select Bank & Trust and Select Bancorp in Greenville, NC. He has completed the North Carolina Bank Directors’ College. He is manager of Stallings Group Ltd. and he is active in different businesses including auto & consumer finance, automobile auction, auto dealer floor plan financing, Jersey Mike’s Subs restaurants and commercial income producing real estate. Mr. Stallings is co-founder of Glory Ministries, a faith based community outreach to help people in need through the distribution of food, clothes, household resources and hygiene items. He is a 1989 graduate of East Carolina University with a degree in business management.

W. Lyndo Tippett. Mr. Tippett was a founding director of New Century Bank South and has served as a member of New Century Bank and New Century Bancorp board of directors since 2008. He has been a partner in the accounting firm of Tippett Bryan & Merritt, CPAs, Fayetteville, NC since 1976 and is a member of the American Institute of Certified Public Accountants and the North Carolina Association of Certified Public Accountants. He served as Secretary of Transportation for the State of North Carolina from 2001 through 2009 and served as a member of the North Carolina Board of Transportation for eight years prior to becoming secretary. He served as a director of the North Carolina State Health Plan of Teachers and State Employees from 2009 through 2011. He was chief executive officer of Bybon, Inc., a manufacturing, retail and real estate concern, from 1970 through 1976. He previously served as a staff accountant with Ernst & Young. Mr. Tippett holds a Bachelor of Science in accounting from Barton College. He also has prior experience as a bank director, having served on the board of State Bank, Fayetteville, NC and on the local advisory board for First Citizens Bank.

Director Independence

With the exception of Mr. Hedgepeth, each member of the Corporation’s Board of Directors is “independent” as defined by NASDAQ listing standards and the regulations promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). In making this determination the Board considered certain insider transactions with directors for the provision of goods or services to the Corporation and its subsidiary bank. All such transactions were conducted at arm’s length upon terms no less favorable than those that would be available from an independent third party.

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Director Relationships

No director of the Corporation is a director of any other company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940.

There are no family relationships among directors, nominees or executive officers of the Corporation.

Meetings and Committees of the Board of Directors

The Corporation’s Board of Directors held fourteen meetings during 2014. None of the Corporation’s incumbent directors attended fewer than 75% of all board meetings and the meetings of any committee(s) of which he or she was a member. It is the policy of the Corporation that directors attend each annual meeting of shareholders. Fifteen of the sixteen members of the Corporation’s Board of Directors then in office attended the 2014 Annual Meeting of Shareholders. The Corporation’s Board has several standing committees including an Audit/Risk Committee, a Nominating Committee and a Compensation Committee.

Audit/Risk Committee. The members of the Audit/Risk Committee during 2014 were J. Gary Ciccone, Oscar N. Harris, John W. McCauley, Sharon L. Raynor, C.L. Tart, Jr., and W. Lyndo Tippett. The members of the committee are “independent” as defined by NASDAQ listing standards and the regulations promulgated under the Securities Exchange Act of 1934. The Audit/Risk Committee met five times during 2014. The Board of Directors has adopted a written Audit/Risk Committee Charter, which is available under the Corporate Governance link in the Investor Relations section of our website, www.selectbank.com. The report of the Audit/Risk Committee is included on page 24 of this proxy statement.

The Board of Directors has determined that Oscar N. Harris, a member of the Audit/Risk Committee, meets the requirements adopted by the SEC for qualification as an “audit committee financial expert.” An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of Generally Accepted Accounting Principles (U.S.) in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that are of the same level of complexity that can be expected in the registrant’s financial statements, or experience supervising people engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

Nominating Committee. The duties of the Nominating Committee are: (i) to assist the Board of Directors, on an annual basis, by identifying individuals qualified to become board members, and to recommend to the Board the director nominees for the next meeting of shareholders at which directors are to be elected; and (ii) to assist the Board of Directors by identifying individuals qualified to become board members, in the event that a vacancy on the Board exists and that such vacancy should be filled.

The members of the Nominating Committee during 2014 were J. Gary Ciccone, Gerald W. Hayes, Ronald V. Jackson, Carlie C. McLamb, Jr. and Anthony E. Rand, each of whom is “independent” as defined by NASDAQ listing standards and applicable SEC rules and regulations. The nominating committee met two times in 2014. The Bylaws of the Corporation state that candidates may be nominated for election to the Board of Directors by the Nominating Committee or by any shareholder of the Corporation’s common stock. It is the policy of the Nominating Committee to consider all shareholder nominations. Shareholder nominations must be submitted to the Nominating Committee in writing on or before September 30th of the year preceding the annual meeting at which the nominee would stand for election to the Board of Directors and must be accompanied by each nominee’s written consent to serve as a director of the Corporation if elected. The Bylaws of the Corporation require that all nominees for director, including shareholder nominees, have business, economic or residential ties to the Corporation’s market area. In evaluating nominees for director, the Nominating Committee values community involvement and experience in finance or banking including prior service as an officer or director of an entity engaged in the financial services business, although such experience is not a prerequisite for nomination. Although there is not currently a formal policy requiring that the Nominating Committee consider diversity in its identification of nominees to the Board of Directors, the committee values diversity, including diversity of background, experience and expertise. The Nominating Committee has adopted a formal written charter which is reviewed annually for adequacy and which is available under the Corporate Governance link in the Investor Relations section of our website, www.selectbank.com. Each of the nominees for election to the Board of Directors included in this proxy statement was nominated by the Nominating Committee.

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Compensation Committee. The members of the Compensation Committee during 2014 were J. Gary Ciccone, Gerald W. Hayes, Tracy L. Johnson, John W. McCauley, V. Parker Overton, Anthony E. Rand, and W. Lyndo Tippett. The Compensation Committee meets on an as needed basis to review the salaries and compensation programs required to attract and retain the Corporation’s executive officers. The Compensation Committee met three times in 2014. The Committee approves the compensation of the President and Chief Executive Officer. The compensation of “reporting officers” to the President including the Chief Financial Officer, Chief Banking Officer, Chief Administrative Officer and Chief Credit Officer is recommended by the President and Chief Executive Officer based on such officer’s experience, managerial effectiveness, contribution to the Corporation’s overall profitability, maintenance of regulatory compliance standards and professional leadership. The Committee compares the compensation of the Corporation’s executive officers with compensation paid to executives of similarly situated bank holding companies, other businesses in the Corporation’s market area and appropriate state and national salary data. The Committee is not bound by recommendations made by the President and Chief Executive Officer. Furthermore, the President and Chief Executive Officer does not have any input into his own compensation. The Compensation Committee also engages third party compensation consultants on occasion to assist in determining executive pay or additional benefits, but does not delegate its duties. The Board of Directors has adopted a written Compensation Committee Charter, which is available under the Corporate Governance link in the Investor Relations section of the Corporation’s website, www.selectbank.com.

Indebtedness of and Transactions with Management

The Corporation’s bank subsidiary, Select Bank & Trust Company, has had, and expects to have in the future, banking and other transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers and associates. All such transactions are made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing for comparable transactions with persons not related to the lender, and do not involve more than the normal risk of collection or present other unfavorable features. Loans made by Select Bank & Trust Company to directors and executive officers are subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Regulation O requires, among other things, prior approval of the Board of Directors with any “interested director” not participating, dollar limitations on amounts of certain loans and prohibits any favorable treatment being extended to any director or executive officer in any of the bank’s lending matters.

Director Compensation

Board Fees. Each director receives a fee of $1,000 for each meeting of the Corporation’s Board of Directors attended, with the exception of the chairman, who receives $1,100 for each meeting of the Corporation’s Board of Directors attended. Members of all committees of the Board of Directors receive $400 for each committee meeting attended, with the exception of committee chairs, who receive $500 per committee meeting attended. In addition, all non-employee members of the Board of Directors receive a quarterly retainer of $2,000, with the exception of the chairman, who receives a quarterly retainer of $2,125.

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The Corporation has instituted a Directors’ Deferral Plan whereby individual directors may elect annually to defer receipt of all or a designated portion of their fees for the coming year. Directors’ fees deferred under the plan are used to purchase shares of the Corporation’s common stock by the administrator of the Deferral Plan, with such deferred compensation disbursed in the future as specified by the director at the time of his or her deferral election.

2000 Nonstatutory Stock Option Plan. The shareholders of New Century Bank ratified the 2000 Nonstatutory Stock Option Plan at the 2000 Annual Meeting. In connection with the reorganization of New Century Bank into the holding company form of organization, which resulted in the creation of the Corporation in 2003, the 2000 Nonstatutory Stock Option Plan was adopted by the Corporation and options under that plan were converted into options to purchase shares of the Corporation’s common stock. At the 2004 Annual Meeting, the shareholders of the Corporation approved an amendment to the 2000 Nonstatutory Stock Option Plan that increased the number of shares of the Corporation’s common stock available for issuance under the Plan. Under the terms of the Plan, options on a total of 478,668 shares (as adjusted for stock dividends) of the Corporation’s common stock were available for issuance to members of the Corporation’s Board of Directors and the board of any subsidiary of the Corporation.

The 2000 Nonstatutory Stock Option Plan expired in June 2010. While no further stock options may be granted under the 2000 Nonstatutory Stock Option Plan, option recipients may still exercise outstanding stock options for the balance of the exercise period (usually ten years) specified in the option recipient’s grant agreement.

In connection with the merger of Select Bancorp, Inc. and New Century Bancorp, Inc. on July 25, 2014, the Corporation adopted the Select Bancorp, Inc. 2008 Omnibus Stock Ownership and Long Term Incentive Plan, the Amended and Restated Select Bancorp, Inc. 2005 Incentive Stock Option Plan and the Amended and Restated Select Bancorp, Inc. 2005 Nonstatutory Stock Option Plan. All outstanding stock options under such plans were converted into stock options covering shares of the Corporation’s common stock, as adjusted for the exchange ratio in the merger.

The following table presents a summary of all compensation paid by the Corporation to its directors for their service as such during the year ended December 31, 2014.

DIRECTOR COMPENSATION TABLE

Name of Director	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
J. Gary Ciccone	$26,225	—	—	$240	$26,465
James H. Glen, Jr.	14,516	—	—	1,287	15,803
Oscar N. Harris	16,200	—	—	67	16,267
Alicia Speight Hawk	12,916	—	—	463	13,379
Gerald W. Hayes	16,000	—	—	67	16,067

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Name of Director	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
William L. Hedgepeth II	9,000	—	—	—	9,000
D. Ralph Huff, III (1)	5,333	—	—	—	5,333
Ronald V. Jackson	16,200	—	—	181	16,381
Tracy L. Johnson (1)	8,333	—	—	—	8,333
J. Larry Keen, Ed.D.(1)	5,833	—	—	—	5,833
John W. McCauley	20,700	—	—	67	20,767
Michael S. McLamb (1)	11,133	—	—	—	11,133
Carlie C. McLamb, Jr.	19,000	—	—	67	19,067
Dan K. McNeill(2)	833	—	—	—	833
Gene W. Minton	13,616	—	—	697	14,313
V. Parker Overton	12,416	—	—	474	12,890
Anthony E. Rand	14,500	—	—	33	14,533
Sharon L. Raynor	15,300	—	—	67	15,367
K. Clark Stallings	12,966	—	—	441	13,407
C. L. Tart, Jr.(3)	14,600	—	—	33	14,633
W. Lyndo Tippett	21,200	—	—	207	21,407

_____________________

(1)	Messrs. Huff, Johnson, Keen and McLamb resigned effective July 25, 2014 in connection with the merger of New Century Bancorp, Inc. and Select Bancorp, Inc.
(2)	General McNeill resigned from the board of directors, effective February 1, 2014.
(3)	Mr. Tart resigned from the board of directors, effective November 25, 2014.

Executive Officers

The following table sets forth certain information regarding the Corporation’s current executive officers.

Name	Age	Position	Business Experience

William L. Hedgepeth II	53	President and Chief Executive Officer of the Corporation and Select Bank & Trust

President and Chief Executive Officer, Select Bancorp, Inc. and Select Bank & Trust Company, 2008-Present; Executive Vice President and Chief Operating Officer, New Century Bancorp, Inc. and New Century Bank; President and Chief Executive Officer, New Century Bank South, 2004-2008; Senior Vice President and Area Executive for First South Bank, Fayetteville, NC, 2001-2004.

Gary J. Brock	54	Executive Vice President and Chief Banking Officer of the Corporation and Select Bank & Trust

Executive Vice President and Chief Banking Officer, Select Bancorp, Inc. and Select Bank & Trust, 2014-Present; President and Chief Operating Officer - Select Bank & Trust Company – 2013-2014; Executive Vice President and Chief Operating Officer – 2008-2013.

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Name	Age	Position	Business Experience

Mark A. Jeffries	59	Executive Vice President and Chief Financial Officer of the Corporation and Select Bank & Trust	Executive Vice President and Chief Financial Officer, Select Bancorp, Inc. and Select Bank, 2014-Present; Executive Vice President and Chief Financial Officer, Millennium Bank, 2009-2014.
Lynn H. Johnson	52	Executive Vice President and Chief Administrative Officer of the Corporation and Select Bank & Trust

Executive Vice President and Chief Administrative Officer, Select Bancorp, Inc. and Select Bank, 2014-Present; Corporate Ethics Officer, Senior Vice President , New Century Bank, 2010-2014; Human Resources Manager, Senior Vice President, 2003-2010.

D. Richard Tobin, Jr.	58	Executive Vice President and Chief Credit Officer of the Corporation and Select Bank & Trust	Executive Vice President and Chief Credit Officer, Select Bancorp, Inc. and Select Bank & Trust, 2012-Present; Senior Vice President and Senior Credit Administrator, New Century Bank, 2008-2012; Senior Commercial Lender, Four Oaks Bank and Trust, 2005-2008.

Executive Compensation

The following Summary Compensation Table shows all cash and non-cash compensation paid to or received or deferred by William L. Hedgepeth II, Gary J. Brock and Mark A. Jeffries (the “Named Executive Officers”), for services rendered in all capacities during the fiscal years ended December 31, 2014 and 2013.

Compensation paid to the Named Executive Officers consisted of cash salary, non-equity incentive plan compensation paid in cash, equity compensation in the form of incentive stock option awards, 401(k) matching contributions, insurance premiums paid on behalf of each of the Named Executive Officers and certain perquisites. The following table summarizes the dollar amounts of each element of compensation and for incentive stock options, the grant date fair value computed in accordance with FASB ASC Topic 718.

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation(2)		Total
William L. Hedgepeth II	2014	$339,323	$15,000	$—	$—	$—	$53,464	(3)	$407,787
President and Chief	2013	300,286	10,000	—	—	—	58,827	(3)	369,113
Executive Officer

Gary J. Brock	2014	95,540	—	—	—	—	12,314		107,854
Executive Vice President and Chief Banking Officer	2013			—	—	—

Mark A. Jeffries	2014	55,384	2,500	—	—	—	4,498		62,382
Executive Vice President and Chief Financial Officer	2013			—	—	—

Lynn H. Johnson	2014	150,000	5,000	—	—	—	10,574		165,574
Executive Vice President and Chief Administrative Officer	2013			—	—	—

D. Richard Tobin, Jr.	2014	188,843	—	—	—	—	26,315		215,158
Executive Vice President and Chief Credit Officer	2013	173,250	7,500	17,010	—	—	25,071		222,831

__________________________

(1)	Calculated in accordance with FASB ASC Topic 718 and represents the fair value of stock options awarded based on the market price of the Corporation’s common stock on the date of grant of such award; the values do not represent actual cash compensation earned. The assumptions used in estimating the fair value of stock options are set forth in Note O to the Corporation’s audited consolidated financial statements for the year ended December 31, 2014.
(2)	Includes accrued but unused vacation time, 401(k) matching contributions and the dollar value of insurance premiums paid on behalf of the named officers for group term life, health, dental and disability insurance. Also includes an automobile allowance, business travel allowance and country club dues paid to, or on behalf of, the named executives.
(3)	Includes fees earned in connection with Mr. Hedgepeth’s service as a member of the Corporation’s Board of Directors.
(4)	Messrs. Brock and Jeffries joined the company during 2014.

2000 Incentive Stock Option Plan. At the 2000 Annual Meeting, the shareholders approved the adoption of the New Century Bank 2000 Incentive Stock Option Plan.

The 2000 Incentive Stock Option Plan was adopted by the Board of Directors of the Corporation in connection with the reorganization of New Century Bank into the holding company form of organization. Upon adoption of the 2000 Incentive Stock Option Plan by the Corporation, all outstanding options to purchase shares of New Century Bank were converted into options to purchase shares of the Corporation’s common stock. At the 2004 Annual Meeting, the shareholders approved an amendment to the 2000 Incentive Stock Option Plan that increased the number of shares of the Corporation’s common stock available for issuance under the Plan. The 2000 Incentive Stock Option Plan expired in June 2010. No further stock options may be granted under the 2000 Incentive Stock Option Plan.

2004 Incentive Stock Option Plan. At the 2004 Annual Meeting, the shareholders approved the adoption of the New Century Bancorp, Inc. 2004 Incentive Stock Option Plan. The 2004 Incentive Stock Option Plan currently provides for the issuance of up to 357,000 shares of the Corporation’s common stock to officers and employees of the Corporation and its subsidiaries upon the exercise of stock options.

2010 Omnibus Stock Ownership and Long Term Incentive Plan. The 2010 Omnibus Stock Ownership and Long-Term Incentive Plan was approved by the shareholders at the 2010 Annual Meeting. The 2010 Omnibus Plan provides for issuance of up to 250,000 shares of the Corporation’s common stock. The awards may be issued in the form of incentive stock option grants, non-qualified stock option grants, restricted stock grants, long-term incentive compensation units, or stock appreciation rights. There were no awards granted under this plan in 2014.

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Stock Option Plans of Legacy Select Bancorp, Inc. In connection with the merger of Select Bancorp, Inc. and New Century Bancorp, Inc. on July 25, 2014, the Corporation adopted the Select Bancorp, Inc. 2008 Omnibus Stock Ownership and Long Term Incentive Plan, the Amended and Restated Select Bancorp, Inc. 2005 Incentive Stock Option Plan and the Amended and Restated Select Bancorp, Inc. 2005 Nonstatutory Stock Option Plan and all outstanding stock options under such plans were converted into stock options covering shares of the Corporation’s common stock, as adjusted for the exchange ratio in the merger. No new stock options have been granted under these legacy stock option plans.

The following table sets forth certain information regarding vested and unvested incentive stock options outstanding as of December 31, 2014. All of the Corporation’s outstanding stock options have been granted at 100% of fair market value on the date of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	No. of Securities Underlying Unexercised Options Exercisable (1)	No. of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards; No. of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
William L. Hedgepeth II	3,000	2,000	—	$5.03	Feb. 22, 2021
	2,000	500	—	5.19	Jan. 4, 2020
	150	—	—	5.75	Oct. 22, 2018
	10,000	—	—	7.73	May 22, 2018
	10,000	—	—	14.15	June 7, 2017
	13,200	—	—	16.22	Aug. 3, 2016
	5,400	—	—	10.69	Jan. 19, 2015

Gary J. Brock	7,305	—	—	4.65	Sept. 20, 2022
	5,479	—	—	4.38	May 18, 2021
	5,479	—	—	4.22	Mar. 18, 2020
	15,341	—	—	5.25	Feb. 21, 2018

Mark A. Jeffries	—	—	—	—	—
Lynn H. Johnson	4,200	—	—	16.21	Aug. 3, 2016
	540	—	—	10.69	Jan. 19, 2015
	150	280	—	5.75	Oct. 22, 2018
	420			5.25	Jan. 18, 2021

D. Richard Tobin, Jr.	1,000	4,000	—	6.30	Feb. 19, 2023
	900	600	—	5.25	Jan. 18, 2021
	150	—	—	5.75	Oct. 22, 2018

________________________

(1)	Options subject to a five-year vesting schedule whereby 20% of the shares subject to the option grant become exercisable on each anniversary of the date of grant or a three-year vesting schedule whereby 33.3% of the shares subject to the option grant become exercisable on each anniversary of the date of grant.

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As of December 31, 2014, the Corporation and Select Bank & Trust were party to employment agreements with each of William L. Hedgepeth II, Gary J. Brock, and Mark A. Jeffries. The agreements establish the scope, terms, and conditions of each employee’s employment by the Corporation and Select Bank & Trust. The following discussion summarizes the employment agreements as in effect at December 31, 2014, and is qualified in its entirety by reference to the employment agreements as filed with the Securities and Exchange Commission.

Employment Agreement with William L. Hedgepeth II

The Corporation has entered into an employment agreement with William L. Hedgepeth II as its President and Chief Executive Officer. The employment agreement includes customary non-competition and confidentiality covenants, establishes Mr. Hedgepeth’s duties and compensation, and provides for his continued employment with the Corporation.

Base Salary. The agreement currently provides Mr. Hedgepeth with an annual salary of $339,323. Mr. Hedgepeth is also entitled to receive cash bonuses on an annual basis as determined by the Board of Directors or the Compensation Committee.

Benefits. Mr. Hedgepeth is entitled to participate in any and all retirement and employee benefit plans maintained by the Corporation on behalf of its employees, as well as fringe benefits normally associated with Mr. Hedgepeth’s position with the Corporation or made available to all other employees. In addition, the Corporation has agreed to provide Mr. Hedgepeth with the following benefits:

•	Five weeks of paid vacation leave per year
•	Reimbursement for reasonable expenses incurred in the performance of his duties under the employment agreement
•	Payment of monthly dues associated with membership in a country club
•	Major medical insurance, dental insurance and eyecare insurance coverage for Mr. Hedgepeth and his immediate family
•	Short- and long-term disability insurance coverage in an amount equal to at least current base salary
•	Participation in incentive and bonus compensation plans
•	Participation in all savings, pension and retirement plans (including the bank’s 401(k) savings plan)
•	A car allowance of $1,000 per month

Term. Mr. Hedgepeth’s employment agreement provides for an initial term of three (3) years with renewal on each anniversary thereafter for an additional one-year term unless there is an affirmative decision not to renew the contract by the Board of Directors or by Mr. Hedgepeth.

Change in Control Benefits. Mr. Hedgepeth is also entitled to certain benefits in the event of a change in control of the Corporation. A change in control means any of the following events:

•	The acquisition by any “person” (as such term is defined in section 7(j)(8)(A) of the Change in Bank Control Act of 1978), directly or indirectly, of beneficial ownership of voting stock representing 25% or more of any class of voting securities of the Corporation, or the acquisition of control of the election of a majority of the directors of the Corporation
•	The consolidation or merger of the Corporation with or into another entity where the Corporation is not the surviving corporation
•	The sale or transfer of all or substantially all of the assets of the Corporation to another entity

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If the Corporation terminates Mr. Hedgepeth’s employment other than for cause or disability or Mr. Hedgepeth terminates his employment following a “termination event,” in either case within one year after a change in control, then Mr. Hedgepeth will be entitled to receive a lump sum cash payment equal to 299% of his “base amount,” as that term is defined in the Internal Revenue Code of 1986 (the “Code”).

For purposes of Mr. Hedgepeth’s employment agreement A “termination event” includes any of the following events:

•	If Mr. Hedgepeth is assigned duties and/or responsibilities that are inconsistent with his position, duties, responsibilities, or status at the time of the change in control
•	If Mr. Hedgepeth’s annual base salary is reduced below the amount in effect as of the effective date of the change in control
•	If Mr. Hedgepeth’s life insurance, major medical insurance, disability insurance, dental insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans, or similar plans or benefits being provided by the Corporation to the executive as of the effective date of the change in control are reduced in their level, scope, or coverage, or any such insurance, plans, or benefits are eliminated, unless such reduction or elimination applies proportionately to all salaried employees of the Corporation who participated in such benefits prior to such change in control
•	If Mr. Hedgepeth is transferred or required to report on a daily basis to a location more than 20 miles from Dunn, North Carolina or Fayetteville, North Carolina, without his express written consent.

Gary J. Brock

As of August 1, 2014, the Corporation and Select Bank & Trust entered into an employment agreement with Gary J. Brock as its Executive Vice President and Chief Banking Officer. The employment agreement includes customary non-competition and confidentiality covenants, establishes Mr. Brock’s duties and compensation, and provides for his continued employment with the Bank.

Base Salary. The agreement currently provides Mr. Brock with an annual salary of $225,000. Mr. Brock is also entitled to receive cash bonuses on an annual basis as determined by the Board of Directors or the Compensation Committee.

Benefits. Mr. Brock is entitled to participate in any and all retirement and employee benefit plans maintained by the bank on behalf of its employees, as well as fringe benefits normally associated with his position with the bank or made available to all other employees. In addition, the bank has agreed to provide Mr. Brock with the following benefits:

•	Four weeks of paid vacation leave per year
•	Reimbursement for reasonable expenses incurred in the performance of his duties under the employment agreement
•	Payment of monthly dues associated with membership in a civic club and up to $25 per month allowance for health club membership
•	Major medical insurance at least equivalent to that which is generally provided to active full-time employees of the bank
•	Participation in incentive and bonus compensation plans
•	Participation in all savings, pension and retirement plans (including the bank’s 401(k) savings plan)
•	A car allowance of $750 per month

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Term. The initial term of Mr. Brock’s employment agreement is two years. The term of Mr. Brock’s employment agreement automatically extends for an additional year on each anniversary of the effective date, unless written notice of termination is received prior to renewal.

Change in Control Benefits. Mr. Brock is also entitled to certain benefits in the event of a “change in control” of the Corporation. A change in control means a change in control event as defined in Treasury Regulation § 1.409A-3(i)(5), promulgated under Section 409A of the Code. If the bank terminates Mr. Brock’s employment other than for cause or disability or Mr. Brock terminates his employment following a “termination event,” in either case within one year after a change in control, then Mr. Brock will be entitled to receive a lump sum cash payment equal to 200% of his “base amount,” as that term is defined in the Code.

For purposes of Mr. Brock’s employment agreement, a “termination event” includes any of the following events:

•	If Mr. Brock is assigned duties and/or responsibilities that are inconsistent with his position, duties, responsibilities, or status at the time of the change in control
•	If Mr. Brock’s annual base salary is reduced below the amount in effect as of the effective date of the change in control
•	If Mr. Brock’s life insurance, major medical insurance, disability insurance, dental insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans, or similar plans or benefits being provided by the Corporation as of the effective date of the change in control are reduced in their level, scope, or coverage, or any such insurance, plans, or benefits are eliminated, unless such reduction or elimination applies proportionately to all salaried employees of the Corporation who participated in such benefits prior to such change in control
•	If Mr. Brock is transferred to a location outside of Pitt County, North Carolina, without his express written consent.

Mark A. Jeffries

As of September 25, 2014, the Corporation and Select Bank & Trust entered into an employment agreement with Mark A. Jeffries as its Executive Vice President and Chief Financial Officer. The employment agreement includes customary non-competition and confidentiality covenants, establishes Mr. Jeffries’ duties and compensation, and provides for his continued employment with the Bank.

Base Salary. The agreement currently provides Mr. Jeffries with an annual salary of $200,000. Mr. Jeffries is also entitled to receive cash bonuses on an annual basis as determined by the Board of Directors or the Compensation Committee.

Benefits. Mr. Jeffries is entitled to participate in any and all retirement and employee benefit plans maintained by the Bank on behalf of its employees, as well as fringe benefits normally associated with his position with the Bank or made available to all other employees. In addition, the Bank has agreed to provide Mr. Jeffries with the following benefits:

•	Five weeks of paid vacation leave per year

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•	Reimbursement for reasonable expenses incurred in the performance of his duties under the employment agreement
•	Reimbursement for six (6) months of reasonable lodging expenses incurred in connection with Mr. Jeffries’ relocation
•	Major medical insurance at least equivalent to that which is generally provided to active full-time employees of the Bank
•	Participation in incentive and bonus compensation plans
•	Participation in all savings, pension and retirement plans (including the Bank’s 401(k) savings plan)

Term. The initial term of Mr. Jeffries’ employment agreement is three years. The term of Mr. Jeffries’ employment agreement automatically extends for an additional year on each anniversary of the effective date, unless written notice of termination is received prior to renewal.

Change in Control Benefits. Mr. Jeffries is also entitled to certain benefits in the event of a “change in control” of the Corporation. A change in control means a change in control event as defined in Treasury Regulation § 1.409A-3(i)(5), promulgated under Section 409A of the Code. If the Bank terminates Mr. Jeffries’ employment other than for cause or disability or Mr. Jeffries terminates his employment following a “termination event,” in either case within one year after a change in control, then Mr. Jeffries will be entitled to receive a lump sum cash payment equal to 200% of his “base amount,” as that term is defined in the Code.

For purposes of Mr. Jeffries’ employment agreement, a “termination event” includes any of the following events:

•	If Mr. Jeffries is assigned duties and/or responsibilities that are inconsistent with his position, duties, responsibilities, or status at the time of the change in control
•	If Mr. Jeffries’ annual base salary is reduced below the amount in effect as of the effective date of the change in control
•	If Mr. Jeffries’ life insurance, major medical insurance, disability insurance, dental insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans, or similar plans or benefits being provided by the Corporation as of the effective date of the change in control are reduced in their level, scope, or coverage, or any such insurance, plans, or benefits are eliminated, unless such reduction or elimination applies proportionately to all salaried employees of the Corporation who participated in such benefits prior to such change in control
•	If Mr. Jeffries is transferred to a location outside of Harnett County, North Carolina, without his express written consent.

Lynn H. Johnson

As of October 3, 2014, the Corporation and Select Bank & Trust entered into an employment agreement with Lynn H. Johnson as its Executive Vice President and Chief Administrative Officer. The employment agreement includes customary non-competition and confidentiality covenants, establishes Ms. Johnson’s duties and compensation, and provides for her continued employment with the Bank.

Base Salary. The agreement currently provides Ms. Johnson with an annual salary of $150,000. Ms. Johnson is also entitled to receive cash bonuses on an annual basis as determined by the Board of Directors or the Compensation Committee.

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Benefits. Ms. Johnson is entitled to participate in any and all retirement and employee benefit plans maintained by the Bank on behalf of its employees, as well as fringe benefits normally associated with her position with the Bank or made available to all other employees. In addition, the Bank has agreed to provide Ms. Johnson with the following benefits:

•	Five weeks of paid vacation leave per year
•	Reimbursement for reasonable expenses incurred in the performance of her duties under the employment agreement
•	Major medical insurance at least equivalent to that which is generally provided to active full-time employees of the Bank
•	Participation in incentive and bonus compensation plans
•	Participation in all savings, pension and retirement plans (including the Bank’s 401(k) savings plan)

Term. The initial term of Ms. Johnson’s employment agreement is three years. The term of Ms. Johnson’s employment agreement automatically extends for an additional year on each anniversary of the effective date, unless written notice of termination is received prior to renewal.

Change in Control Benefits. Ms. Johnson is also entitled to certain benefits in the event of a “change in control” of the Corporation. A change in control means a change in control event as defined in Treasury Regulation § 1.409A-3(i)(5), promulgated under Section 409A of the Code. If the Bank terminates Ms. Johnson’s employment other than for cause or disability or Ms. Johnson terminates her employment following a “termination event,” in either case within one year after a change in control, then Ms. Johnson will be entitled to receive a lump sum cash payment equal to 200% of her “base amount,” as that term is defined in the Code.

For purposes of Ms. Johnson’s employment agreement, a “termination event” includes any of the following events:

•	If Ms. Johnson is assigned duties and/or responsibilities that are inconsistent with her position, duties, responsibilities, or status at the time of the change in control
•	If Ms. Johnson’s annual base salary is reduced below the amount in effect as of the effective date of the change in control
•	If Ms. Johnson’s life insurance, major medical insurance, disability insurance, dental insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans, or similar plans or benefits being provided by the Corporation to the executive as of the effective date of the change in control are reduced in their level, scope, or coverage, or any such insurance, plans, or benefits are eliminated, unless such reduction or elimination applies proportionately to all salaried employees of the Corporation who participated in such benefits prior to such change in control
•	If Ms. Johnson is transferred to a location outside of Harnett County, North Carolina, without her express written consent.

D. Richard Tobin, Jr.

As of April 3, 2012, the Corporation and the Bank entered into an employment agreement with D. Richard Tobin, Jr., Executive Vice President and Chief Credit Officer of the Corporation and the Bank. The employment agreement includes customary non-competition and confidentiality covenants, establishes Mr. Tobin’s duties and compensation, and provides for his continued employment with the Corporation.

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Base Salary. The agreement currently provides for a base salary of $188,843 per year, to be reviewed at least annually by the board of directors of the Bank. Mr. Tobin’s base salary may only be decreased if he is demoted for “cause” or if he voluntarily accepts a position with the Bank that involves a material reduction in his duties or responsibilities.

Benefits. Mr. Tobin is entitled to participate in any and all employee benefit programs and compensation plans that are available to all employees of the Bank. In addition, the Bank has agreed to provide Mr. Tobin with the following benefits:

•	Five weeks of paid vacation leave per year and ten days of paid sick leave per year (in addition to federal banking holidays, which are paid holidays)
•	Reimbursement for reasonable expenses incurred in the performance of his duties under the employment agreement
•	Major medical insurance
•	Life insurance coverage in an amount equal to at least twice Mr. Tobin’s annual base salary
•	Stock options
•	Participation in incentive and bonus compensation plans
•	Participation in all savings, pension and retirement plans (including the Bank’s 401(k) savings plan)
•	A car allowance of $750 per month

Term. The initial term of Mr. Tobin’s employment agreement is two years. The term is automatically extended for an additional year on each anniversary of the execution of the agreement unless written notice is received by Mr. Tobin or the Bank 90 days prior to the anniversary of the execution of the Agreement.

Change in Control Benefits. Mr. Tobin is also entitled to certain benefits in the event of a change in control of the Bank. A change in control means any of the following events:

•	The acquisition by any “person” (as such term is defined in section 7(j)(8)(A) of the Change in Bank Control Act of 1978), directly or indirectly, of beneficial ownership of voting stock representing 25% or more of any class of voting securities of the Bank, or the acquisition of control of the election of a majority of the directors of the Bank
•	The consolidation or merger of the Bank with or into another entity where the Bank is not the surviving corporation
•	The sale or transfer of all or substantially all of the assets of the Bank to another entity

If the Bank terminates Mr. Tobin’s employment other than for cause or disability or Mr. Tobin terminates his employment following a “termination event,” in either case within one year after a change in control, then Mr. Tobin will be entitled to receive a lump sum cash payment equal to 299% of Mr. Tobin’s “base amount,” as that term is defined in the Code.

For purposes of Mr. Tobin’s employment agreement, a “termination event” includes any of the following events:

•	If Mr. Tobin is assigned duties and/or responsibilities that are inconsistent with his position, duties, responsibilities, or status at the time of the change in control
•	If Mr. Tobin’s annual base salary is reduced below the amount in effect as of the effective date of the change in control
•	If Mr. Tobin’s insurance or other plans and benefits are reduced or eliminated (unless such reduction or elimination applies proportionately to all salaried employees)

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•	If Mr. Tobin is transferred to a location outside of Cumberland County, North Carolina and Harnett County, North Carolina without his express written consent.

PROPOSAL 2: RATIFICATION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed the firm of Dixon Hughes Goodman LLP, Certified Public Accountants, as the Corporation’s independent registered public accounting firm for 2015. A representative of Dixon Hughes Goodman LLP is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

The Corporation has paid Dixon Hughes Goodman LLP fees in connection with its assistance in the Corporation’s annual audit and review of the Corporation’s financial statements.

The following table sets forth Dixon Hughes Goodman LLP fees in various categories during 2014 and 2013.

AUDIT FEES

Category	2014	2013
Audit Fees (1)	$242,145	$111,947
Audit-Related Fees (2)	5,454	33,121
Tax Fees (3)	18,000	19,558
All Other Fees	-0-	-0-
Total Fees Paid	$265,599	$164,626

___________________

(1)	Includes fees paid or expected to be paid for audits of annual consolidated financial statements, reviews of consolidated financial statements included in quarterly reports on Form 10-Q, multiple consents issued during 2014, reviews of registration statements, and reviews of various Form 8-Ks.
(2)	Includes fees paid for accounting consultations.
(3)	Includes fees paid for services relating to tax planning, preparation and compliance.

All services rendered by Dixon Hughes Goodman LLP during 2014 were subject to pre-approval by the Audit/Risk Committee. The Audit/Risk Committee has considered whether Dixon Hughes Goodman LLP’s provision of other non-audit services to the Corporation is compatible with maintaining independence of Dixon Hughes Goodman LLP. The Audit/Risk Committee has determined that it is compatible with maintaining the independence of Dixon Hughes Goodman LLP.

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THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2 RATIFYING DIXON HUGHES GOODMAN LLP AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015.

Report of the Audit/Risk Committee

The Audit/Risk Committee of the Corporation is responsible for receiving and reviewing the annual audit report of the Corporation’s independent auditors and reports of examinations by bank regulatory agencies, and helps formulate, implement, and review the Corporation’s internal audit program. The Audit/Risk Committee assesses the performance and independence of the Corporation’s independent auditors and recommends their appointment and retention. The Audit/Risk Committee has in place pre-approval policies and procedures that require an evaluation of any conflicts of interest that may impair the independence of the independent auditors and pre-approval of an engagement letter that outlines all services to be rendered by the independent auditors.

During the course of its examination of the Corporation’s audit process in 2014, the Audit/Risk Committee reviewed and discussed the audited financial statements with management. The Audit/Risk Committee also discussed with the independent auditors, Dixon Hughes Goodman LLP, all matters that are required to be discussed in accordance with standards adopted by the Public Company Accounting Oversight Board (“PCAOB”). Furthermore, the Audit/Risk Committee received from Dixon Hughes Goodman LLP disclosures regarding their independence in accordance with applicable standards of the PCAOB, and have discussed with Dixon Hughes Goodman LLP their independence.

Based on the review and discussions above, the Audit/Risk Committee (i) recommended to the Board that the audited financial statements be included in the Corporation’s annual report on Form 10-K for the year ended December 31, 2014 for filing with the SEC and (ii) recommended that shareholders ratify the appointment of Dixon Hughes Goodman LLP as independent auditors for 2013.

This report is submitted by the Audit/Risk Committee:

J. Gary Ciccone

Oscar N. Harris

John W. McCauley

Sharon L. Raynor

W. Lyndo Tippett

OTHER MATTERS

The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters.

PROPOSALS FOR 2016 ANNUAL MEETING

It is anticipated that the 2016 Annual Meeting will be held on a date during May 2016. Any proposal of a shareholder which is intended to be presented at the 2016 Annual Meeting must be received by the Corporation at its main office in Dunn, North Carolina no later than December 17, 2015, in order that any such proposal be timely received for inclusion in the proxy statement and appointment of proxy to be issued in connection with that meeting. If a proposal for the 2016 Annual Meeting is not expected to be included in the proxy statement for that meeting, the proposal must be received by the Corporation by March 1, 2016 for it to be timely received for consideration. The proxy holders will use their discretionary authority for any proposals received thereafter.

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SHAREHOLDER COMMUNICATIONS

The Corporation does not currently have a formal policy regarding shareholder communications with the Board of Directors, however, any shareholder may submit written communications to Brenda B. Bonner, Vice President and Secretary, Select Bancorp, Inc. 700 West Cumberland Street, Dunn, North Carolina 28334, whereupon such communications will be forwarded to the Board of Directors if addressed to the Board of Directors as a group or to the individual director or directors addressed.

Internet and Electronic Availability of Proxy Materials

As required by applicable SEC rules and regulations, the Corporation has furnished a notice of internet availability of proxy materials to all shareholders as part of this proxy statement and all shareholders will have the ability to access this proxy statement and the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2014 as filed with the SEC, by logging on at www.investorvote.com/SLCT.

ADDITIONAL INFORMATION

A COPY OF THE CORPORATION’S 2014 ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED WITHOUT CHARGE TO ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING UPON THAT SHAREHOLDER’S WRITTEN REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO MARK A. JEFFRIES, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, SELECT BANCORP, INC., 700 WEST CUMBERLAND STREET, DUNN, NORTH CAROLINA 28334, (910) 892-7080.

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SELECT BANCORP, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Admission Ticket

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Central Time, on Monday, May 18, 2015.

Vote by Internet

- Go to **www.investorvote.com/SLCT**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board recommends a vote FOR all nominees and FOR Proposal 2.

1. Election of Directors:
Proposal to elect the below nominees to the terms indicated in the proxy statement.

+

	For	Withhold		For	Withhold		For	Withhold
01 - James H. Glen, Jr.	☐	☐	02 - Oscar N. Harris	☐	☐	03 - Alicia Speight Hawk	☐	☐
04 - John W. McCauley	☐	☐	05 - Sharon L. Raynor	☐	☐	06 - W. Lyndo Tippett	☐	☐
07 - Gene W. Minton	☐	☐	08 - V. Parker Overton	☐	☐	09 - K. Clark Stallings	☐	☐

	For	Against	Abstain
2. Proposal to ratify the appointment of Dixon Hughes Goodman LLP as the Corporation's independent registered public accounting firm for 2015.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

+

02250C

2015 Annual Meeting Admission Ticket

2015 Annual Meeting of
Select Bancorp, Inc. Shareholders

Tuesday, May 19, 2015, 10:00 a.m. Local Time
Brass Lantern Steak House
515 Spring Branch Road, Dunn, NC

Upon arrival, please present this admission ticket
and photo identification at the registration desk.

Annual Meeting Materials are available on-line at:
www.investorvote.com/SLCT

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Revocable Proxy — Select Bancorp, Inc.

Notice of 2015 Annual Meeting of Shareholders
May 19, 2015, 10:00 a.m.

Proxy Solicited by Board of Directors for Annual Meeting

The undersigned hereby appoints J. Gary Ciccone, Gerald W. Hayes and Carlie C. McLamb, Jr., (the "Proxies"), or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of Select Bancorp, Inc., Dunn, North Carolina (the "Corporation") held of record by the undersigned on March 27, 2015, at the Annual Meeting of Shareholders of the Corporation to be held at the Brass Lantern Steak House, 515 Spring Branch Road, Dunn, North Carolina, at 10:00 a.m. on May 19, 2015, and at any adjournments thereof.

The undersigned hereby directs that the shares represented by this appointment of proxy be voted as directed herein. In the absence of any instructions, the Proxies will vote such shares "FOR" the election of each nominee named in Proposal 1 and "FOR" Proposal 2. If, at or before the time of the Annual Meeting, any of the nominees listed in Proposal 1 for any reason have become unavailable for election or unable to serve as directors, the Proxies are hereby granted discretion to vote for a substitute nominee or nominees.

On such other matters as may properly come before the Annual Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment.

(Items to be voted appear on reverse side.)

SELECT BANCORP, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board recommends a vote FOR all nominees and FOR Proposal 2.

1. Election of Directors:
Proposal to elect the below nominees to the terms indicated in the proxy statement.

+

	For	Withhold		For	Withhold		For	Withhold
01 - James H. Glen, Jr.	☐	☐	02 - Oscar N. Harris	☐	☐	03 - Alicia Speight Hawk	☐	☐
04 - John W. McCauley	☐	☐	05 - Sharon L. Raynor	☐	☐	06 - W. Lyndo Tippett	☐	☐
07 - Gene W. Minton	☐	☐	08 - V. Parker Overton	☐	☐	09 - K. Clark Stallings	☐	☐

	For	Against	Abstain
2. Proposal to ratify the appointment of Dixon Hughes Goodman LLP as the Corporation's independent registered public accounting firm for 2015.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

+

02252C

Annual Meeting Materials are available on-line at:
www.edocumentview.com/SLCT

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Revocable Proxy — Select Bancorp, Inc.

Notice of 2015 Annual Meeting of Shareholders
May 19, 2015, 10:00 a.m.

Proxy Solicited by Board of Directors for Annual Meeting

The undersigned hereby appoints J. Gary Ciccone, Gerald W. Hayes and Carlie C. McLamb, Jr., (the "Proxies"), or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of Select Bancorp, Inc., Dunn, North Carolina (the "Corporation") held of record by the undersigned on March 27, 2015, at the Annual Meeting of Shareholders of the Corporation to be held at the Brass Lantern Steak House, 515 Spring Branch Road, Dunn, North Carolina, at 10:00 a.m. on May 19, 2015, and at any adjournments thereof.

The undersigned hereby directs that the shares represented by this appointment of proxy be voted as directed herein. In the absence of any instructions, the Proxies will vote such shares "FOR" the election of each nominee named in Proposal 1 and "FOR" Proposal 2. If, at or before the time of the Annual Meeting, any of the nominees listed in Proposal 1 for any reason have become unavailable for election or unable to serve as directors, the Proxies are hereby granted discretion to vote for a substitute nominee or nominees.

On such other matters as may properly come before the Annual Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment.

(Items to be voted appear on reverse side.)